Exhibit 24.1


                     POWER OF ATTORNEY FOR EXECUTION OF FORM S-8
                TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION


                    We, the undersigned Directors of WesBanco, Inc. (the "Company"), hereby severally constitute and appoint James C. Gardill and/or Edward M. George, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Form S-8 for the Company KSOP to be filed with the Securities & Exchange Commission and any and all amendments thereto in our names and behalf in our capacities as Directors of the Company to enable the Company to comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and all requirements of the Securities Act, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form S-8 and any and all amendments thereto.

                    Pursuant to the requirements of the Securities Act, this Power of Attorney for purposes of executing the Form S-8 has been signed by the following persons in the capacities and on the dates indicated:

          SIGNATURE                       TITLE     DATE
          ---------                       -----     ----


          ------------------------        Director  June __, 1996
          Frank K. Arbruzzino

          /s/ James E. Altmeyer           Director  June 21, 1996
          ------------------------
          James E. Altmeyer


          ------------------------        Director  June __, 1996
          Earl C. Atkins


          ------------------------        Director  June __, 1996
          Gilbert S. Bachmann

          /s/ Charles J. Bradfield        Director  June 21, 1996
          ------------------------
          Charles J. Bradfield

          SIGNATURE                       TITLE     DATE
          ---------                       -----     ----



          /s/ Ray A. Byrd                 Director  June 21, 1996
          ------------------------
          Ray A. Byrd

          ------------------------        Director  June __, 1996
          H. Thomas Corrie


          /s/ Christopher V. Criss        Director  June 21, 1996
          ------------------------
          Christopher V. Criss


          /s/ Stephen F. Decker           Director  June 21, 1996
          ------------------------
          Stephen F. Decker

          ------------------------        Director  June __, 1996
          James D. Entress


          /s/ James C. Gardill            Director  June 21, 1996
          ------------------------
          James C. Gardill

          /s/ Edward M. George            Director  June 21, 1996
          ------------------------
          Edward M. George


          /s/ Roland L. Hobbs             Director  June 21, 1996
          ------------------------
          Roland L. Hobbs


          /s/ John W. Kepner              Director  June 21, 1996
          ------------------------
          John W. Kepner

          /s/ Frank R. Kerekes            Director  June 21, 1996
          ------------------------
          Frank R. Kerekes


          ------------------------        Director  June __, 1996
          John D. Kirk

          SIGNATURE                       TITLE     DATE
          ---------                       -----     ----



          ------------------------        Director  June __, 1996
          Walter Knauss, Jr.

          /s/ Robert H. Martin            Director  June 21, 1996
          ------------------------
          Robert H. Martin


          ------------------------        Director  June __, 1996
          Eric Nelson


          ------------------------        Director  June __, 1996
          Melvin C. Snyder, Jr.

          /s/ Joan C. Stamp               Director  June 21, 1996
          ------------------------
          Joan C. Stamp


          ------------------------        Director  June __, 1996
          Carter W. Strauss

          /s/ Thomas L. Thomas            Director  June 21, 1996
          ------------------------
          Thomas L. Thomas


          ------------------------        Director  June __, 1996
          James L. Wareham


          /s/ John A. Welty               Director  June 21, 1996
          ------------------------
          John A. Welty

          /s/ William E. Witschey         Director  June 21, 1996
          ------------------------
          William E. Witschey